UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V80022-P38388 MADISON SQUARE GARDEN ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 MADISON SQUARE GARDEN ENTERTAINMENT CORP. 2025 Annual Meeting Vote by December 9, 2025, 11:59 PM ET (December 5, 2025 by 11:59 PM ET for participants in the AMC Networks Inc. 401(k) Plan) You invested in MADISON SQUARE GARDEN ENTERTAINMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 10, 2025. Location: Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/MSGE2025 Shareholder Meeting Registration To vote and/or attend the meeting, you must register at the “Attend a Meeting” link at www.proxyvote.com by 5:00 p.m., Eastern Time, on December 5, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Meeting Date: December 10, 2025 Meeting Time: 10:00 a.m., Eastern Time For Holders As Of: October 17, 2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V80023-P38388 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the following nominees as directors: For(01) Martin Bandier (02) Donna M. Coleman (03) Frederic V. Salerno 2. Ratification of the appointment of our independent registered public accounting firm. For 3. Approval of, on an advisory basis, the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the reverse side for instructions on how to vote these important matters.